Dear Shareholders, I have never felt better about the future of OpenText, the relevancy of our technology and expertise, the intrepidness of our people and roadmap, the transformative nature of our mission to elevate all organizations of all sizes to gain the information advantage, and the value we are creating through the OpenText Business System of Total Growth, Cash Flow Expansion, and Capital Efficiency. Fiscal 2022 was a year of resilience and growth. Each one of us has been affected by the pandemic, and we’ve emerged more focused, stronger, and more connected—more connected as humans, more connected as machines. As The Information Company, we power and protect information and our purpose is to elevate every person and every organization to gain the information advantage in the OpenText Cloud. Fiscal 2022 was also a year of significant strategic progress for OpenText. We delivered another banner year based on the bedrock of our 4Cs: Customer Success, Cloud, Cash Flow and Capital Efficiency Strength. FISCAL 2022 HIGHLIGHTS • Delivered record results • Acquired Zix for $894.5 million • Strengthened our relationships with Google and Microsoft • Named SAP Pinnacle Partner of the Year, our 17th Pinnacle Award in 14 years • Extended our debt maturity profile and raised $650 million in new debt. Approximately 75% of our debt is now fixed at a 4% weighted average interest rate and a weighted average maturity of more than 7 years RECORD FINANCIAL RESULTS • Revenue was a record $3.5 billion, up 3.2% as reported and 4.3% in constant currency • Cloud revenue was a record of $1.5 billion, an increase of 9.1% as reported and 9.8% in constant currency, this is the 6th consecutive quarter of y/y cloud organic growth in constant currency • Enterprise cloud bookings(1) were $466 million • ARR was a record $2.9 billion, up 4.5% as reported and 5.5% in constant currency or 82% of total revenue, it was the sixth consecutive quarter of positive organic ARR growth in constant currency

• Cloud and off-cloud renewal rates of 94% and 94% respectively • GAAP-based net income of $397 million, up 27.8% y/y, GAAP-based net income margin of 11.4% • A-EBITDA(2) of $1.3 billion for an upper quartile margin(2) of 36.2% • Operating cash flows of $982 million, up 12.1% • Free cash flows(2) of $889 million or 25% of total revenue, up 9.4% y/y; Return on Invested Capital of 18.1%(2) • We returned over $415 million to shareholders via dividends and buybacks including the purchase and cancellation of more than 3.8 million shares during the year • We ended the year with $1.7 billion of cash, $2.4 billion of available liquidity and a net leverage ratio of 2x INFORMATION MANAGEMENT: THE CLOUD OPPORTUNITY The need for Information Management is strategic and essential and has never been more urgent. This is a $92 billion market that is growing and accelerating into the cloud which affords us the opportunity to grow even faster. There is an immediate need for OpenText to help our customers navigate through these turbulent times. For our customers, the move to digital technology is paramount, and our demand drivers are very clear: • Converting our off-cloud install base to the OpenText Cloud • The continued value realization of digitizing all transactions and repeatable work • The overhaul of supply chains for regionalization, insight, and mitigating ongoing disruptions • The exploding growth in security, data trust and compliance regulations • The need for information and process insights to remove cost and do more with less • The transition to the green agenda: new ESG audits, new trading partners, new manufacturing, de- carbonization, and 2030 pledges to be Climate Innovators It is time to standardize on the companies built for the long-term, like OpenText. We remain focused on the acceleration of our large off-cloud customer base moving to the OpenText Cloud. Scaling of our private cloud business while expanding options and opportunities for customers to deploy in public clouds. HELPING CUSTOMERS WIN Like other premier technology companies, we are managing through the macro issues: the pandemic continues, high inflation, the strength of the USD, Russia’s war on Ukraine, the energy crisis in Europe, and recessionary indicators. This is a very real context, a context that requires every company to think uniquely about their business, and to act pre-emptively and boldly. OpenText has a long history of standing tall with our customers regardless of economic, geopolitical, health or other crises and we see a real opportunity to help organizations of all sizes to use digital technology to overcome today’s challenges, emerge stronger, and outcompete their rivals. We are very proud at OpenText to have helped our customers be agile, responsive, and resilient during these times of uncertainty. OpenText is fantastically positioned to help organizations deliver on their digital imperatives – to innovate, to grow, to connect people / organizations / systems, to be well run, and to do more with less.

With disruption accelerating, now more than ever, the world’s largest companies are relying on OpenText to solve their largest challenges. From climate innovation, security, and compliance to the green bottom line, we are here to help equip organizations of all sizes gain the Information Advantage. I want to highlight some of our customers’ successes this year: Bayer, a life science company with core competencies in the areas of health care and agriculture, is contributing to finding solutions to some of the major challenges of our time. The company has selected OpenText to consolidate integration activities onto one single platform. This will enable Bayer to release several global integration providers and, therefore, harmonize and simplify their system landscape and increase agility within their IT environment. The Bank of New York Mellon’s Pershing LLC provides clearing, brokerage custody and other related services. Pershing selected OpenText Exstream Cloud Native to modernize their Customer Communications Management (CCM) process. The solution will enhance user functionality, improve creation & delivery of mission-critical client communications, and drive cost savings by migrating applications off the mainframe. BDO, the 5th largest accounting firm in the world by revenue, provides a range of services within the areas of audit, accounting, consultancy, and taxation and duties. BDO wanted to improve their information governance by centralizing their various content management systems into one single platform on Extended ECM for Microsoft Office 365 to share, collaborate, approve, and process documents via workflows. Novartis Pharmaceuticals brings innovative medicines to market to enhance health outcomes for patients and offer solutions to the healthcare providers who treat them. The company selected OpenText Intelligent Capture to capture, digitize and analyze content using AI, content analytics and auto-classification in their business processes. Hydro-Québec has been generating, transmitting and distributing electricity for over 75 years. They do their utmost to provide a reliable supply of electricity services at competitive prices while making use of clean, renewable energy sources. Over the past ten years, they’ve stored an impressive number of HR-related documents for easy retrieval and review using Document Access for SAP. Moving to Extended ECM for SuccessFactors will keep this functionality and enable more self-service transactions, allowing HR to focus on people instead of technology.

PRODUCT UPDATE Cloud has grown from $0 in Fiscal 2012 to $1.5 billion in revenue in Fiscal 2022 and now is our biggest business. OpenText’s five Cloud offerings empower customers to be more intelligent, connected, and responsible. Our products are consistently recognized by industry analysts for our category leadership. OpenText Cloud offerings can be deployed in the infrastructure framework of the customer’s choice including off-cloud, private cloud, or public cloud including our partners’ clouds. OpenText Cloud Editions allows customers to leverage our full cloud suites, with less friction and less professional services, and seamlessly going from one module to all modules. Cloud Editions is the largest, most comprehensive suite in our history – including more features and deeper integrations with leading business applications. The innovations in Cloud Editions provide customers with a complete set of tools to harness the power of information and manage it collectively, securely, and intelligently. • Content Cloud: We released deeper integrations with Salesforce and Microsoft Teams for our Core Content offering. The deeper integrations enable us to deliver more content capabilities to two fast-growing software platforms. • Business Network Cloud: We released our BN Cloud Foundations offering - a SaaS-based, self-service product offering that meaningfully expands the reach of our trading network. Many of the same market-leading services used and trusted by 40 of the 50 largest supply chains in the world are now available to businesses of all sizes. BN Foundations is off to a fast start with several major customer wins already secured. • Experience Cloud: We released integration between the Google Marketing Platform and OpenText™ Experience CDP (Customer Data Platform), OpenText™ Exstream, and OpenText™ TeamSite. • Security Cloud: We announced the release of OpenText’s Digital Evidence Center, a cloud-based solution that helps law enforcement agencies close cases faster by centralizing the collection, analysis and storage of rich media and digital evidence. • Developer Cloud: We expanded access to our API Services beyond North America so developers can commercialize their applications and extend OpenText Core Content subscriptions within Europe and the EU Data Protection Zone. Run Anywhere | Off-Cloud | Private-Cloud | Public Cloud | API-Cloud Cloud EditionsContent Cloud Business Network Cloud Experience Cloud Security Cloud Developer Cloud

PROJECT TITANIUM Over 80% of our investments will be in cloud technologies through a framework we call Project Titanium that will evolve our already robust capabilities and accelerate customer adoption of the cloud. We chose the name Titanium because it reflects our cloud fundamentals: strong, light weight, industrial strength, corrosion resistant. Titanium is both new products and new routes to market. Through these key investments, we expect to deliver: • A common platform for all OpenText software • An open and integrated data and processing platform • A growing library of APIs, open to customers and 3rd parties for increased agility and flexibility • A new digital resource center for customers to try, buy, renew, and be supported, digitally through automation and self-service. We call this service the OpenText ZONE We’re planning to deliver new capabilities every 90 days, with a compelling private cloud experience as well as new features in public cloud, including releasing many new innovations into our product line over the next 4 product releases. Project Titanium is expected to enhance all our clouds with end-to-end Information Management solutions including: • Content Cloud – to modernize work and automate processes with a next generation digital fabric • Business Network Cloud – to digitize supply chain and connect ecosystems with global scale • Experience Cloud – to create unified communication-centric customer experiences • Security Cloud – to build a resilient and safer world with prevention, compliance, governance, and remediation • Developer Cloud – to win the next generation platform and future workloads from customers, partners, and embedded IP partners through our APIs. Eco-systems will be built around our API- based Developer Cloud ZIX AND SMB&C The acquisition of Zix in December 2021 significantly enhanced our Small to Medium Businesses & Consumer (SMB&C) portfolio in data protection, threat management and e-mail security. In a little over 2 years, our SMB&C business has grown to nearly $700 million in annualized revenue. With the acquisition of Carbonite in 2019 and Zix in 2021, OpenText offers one of the market’s most comprehensive cyber resilience offerings for SMB&C partners and customers. Zix has brought best-in-class cloud innovation, an opportunity for cross-selling within our combined MSP channel, a 20-year Microsoft partnership that enhances and expands OpenText’s existing relationship, geographic expansion opportunities and the opportunity to build strategic partnerships that leverage our SMB&C cloud platform. PARTNERS: A FORCE MULTIPLIER OpenText is committed culturally and strategically to be a partner embracing company. Our partnerships with companies such as SAP SE, Google Cloud, AWS, Microsoft Corporation, Oracle Corporation, Salesforce.com Corporation, and others serve as examples of how we are working together with our partners to create next- generation Information Management solutions and deliver them to market.

Global Partner Program Our Global Partner Program enables us to extend market coverage, build stronger relationships and provide enterprise customers with a more complete local ecosystem of partners to meet their needs. The Program is expected to lead to greater distribution and cross-selling opportunities which further help us to achieve organic growth. Global System Integrators (GSIs) GSIs provide customers with digital transformational services around OpenText technologies. Our GSIs include Accenture plc, ATOS International S.A.S., Capgemini Technology Services SAS, Cognizant Technology Solutions U.S. Corp., Deloitte Consulting LLP, and Tata Consultancy Services (TCS). Managed Service Providers (MSPs) Our network of 22,000 MSPs is a key go-to-market channel for SMB&C. Our partner program enables MSPs to deploy OpenText solutions at scale, helping us grow cloud-based cybersecurity, threat intelligence as well as backup and recovery solutions aimed at the SMB&C markets. We are a top Cloud Solution Partner with Microsoft. Hyperscaler Partners Our solutions can be deployed off-cloud, in the OpenText Cloud, in hybrid scenarios or other clouds, including through our hyperscaler partners: Google Cloud Platform (GCP), AWS and Microsoft Azure. The combination of OpenText cloud-native applications and managed services, together with the scalability and performance of our partner public cloud providers, offer more secure, reliable, and compliant solutions to customers wanting to deploy cloud-based Information Management applications. TOTAL GROWTH STRATEGY Our unique “Grow, Retain and Acquire” framework is at the heart of our Total Growth strategy. With our sales coverage goals, we are deeply focused on cross-selling and upselling Cloud Editions into our existing customer base, focusing on our account knowledge and the opportunity to introduce new applications that manage new information workloads. Our global renewals organization continues to deliver greater than 90% renewal rates while driving growth through consumption and expansion. Future Acquisitions We have $2.4 billion in cash and committed liquidity. We have the management bandwidth and financial strength to execute our M&A strategy. Acquisition valuations are coming more in line with our playbook of growth at a reasonable price. We believe that our M&A pipeline is stronger than it has been in previous years. GROW RETAIN G r o w a nA c q R e t i ui r e Information Management

THE OPENTEXT BUSINESS SYSTEM: OUR VALUE CREATION FRAMEWORK OpenText believes in creating near and long-term shareholder value through a balanced combination of Total Growth, Capital Efficiency, and Profitability. We will control what we can control – and we aspire to perform well in every scenario. We make long-term decisions; we are purposeful in balancing profits and growth. Leveraging the OpenText Business System, our vision of the future of operations at OpenText includes: • How we invest in innovation • How we engage with customers • How we operate our business • How we attract and retain talent, and • How we create value From a business model perspective, what this means is that we are accelerating into the cloud led by bookings to cash while expecting to deliver upper quartile A-EBITDA results in any economic scenario. CORPORATE CITIZENSHIP Over the past year, we have embraced new expectations, new rules, and new investments as we imagine how people and organizations can build a better future. What has become abundantly clear is that the future of growth must be both inclusive and sustainable, and in our third Corporate Citizenship Report, we share the strides we have made over the last year as part of our commitment to advancing our Environmental, Social and Governance (ESG) goals. Companies have a tremendous opportunity and responsibility to create long-term value and impact for customers, employees, and society. That is why we are introducing the OpenText Zero-In Initiative, a new framework that encompasses all our ESG commitments and programs. Our framework is based on three pillars that focus on measurable, values-driven goals under the pillars of Zero Footprint, Zero Barriers and Zero Compromise. Zero Footprint: OpenText embraces the opportunity to reduce our footprint in every possible way, and help our customers do the same. We are committing to a science-based emissions target of 50% reduction by 2030, and net-zero by 2040, and zero operational waste by 2030. The goal is to eliminate emissions to the greatest extent possible, send no waste to landfills, incinerators, or oceans, and promote a circular economy, where resources are put back into the system to be used over again. Zero Barriers: Our goal is to have a majority ethnically diverse workforce by 2030. We have committed to a 50/50 gender parity within key roles by 2030, and 40% women in leadership positions at all management levels, because for consistent equity, we must create a culture that values differences starting with a top-down approach. Zero Compromise: We intend to reach our Zero Footprint and Zero Barriers goals with the same values-based approach that we bring to work every day – with zero compromise. It is about elevating our people and our organization, and zeroing-in on what matters most. We are committed to transparency and holding ourselves accountable to our ESG goals and continuing to foster our culture of Technology for the Good. Inclusion Total Innovation Ecosystem Building Sustainability Best Teams Operational Excellence Total Growth

IN SUMMARY As I reflect on our Fiscal 2022 accomplishments, I am very proud of what we, as a team, have accomplished: • We took pre-emptive actions to address the global macro environment • We continued to invest in talent and innovation • We have incredible products that customers use to create an Information Advantage • We have a fantastic install base of customers that we will accelerate into the cloud • We delivered upper quartile profitability and an incredibly strong balance sheet OpenText is an all-weather company ready for what is ahead. We recognize the many macro issues facing all businesses, and OpenText is ready. We are built to navigate times like these. Our target capital allocation strategy delivers shareholder returns via dividends and share buybacks. We are investing in systems to achieve non-linear scaling of costs, while positioning ourselves to capture future growth and market share. OpenText remains committed to our Total Growth Strategy and expect to create value through growth, profitability, and capital efficiency. We have a seasoned proven management team and our employees delivered record results throughout the pandemic. We are hiring smartly, we are investing in Project Titanium and helping our customers accelerate their transition to the OpenText Cloud. As we begin Fiscal Year 2023, we remain committed to balancing our operational discipline with continued investments in key strategic areas to drive future total growth, expansion of free cash flows and capital efficiency. Our products are strategic and vital to our customers. The need for OpenText to help our customers navigate through these turbulent times has never been higher. Information Management is strategic and essential. We will stand tall with our customers. We intend to grow, and we intend to take share while also continuing to generate upper quartile profitability and significant value creation for our shareholders. Customers fortified their commitment to the OpenText Cloud with $466 million of new value in enterprise cloud bookings, and we expect this to grow 15%+ in Fiscal 2023. Increased cloud bookings are key to driving organic cloud revenue growth and we believe one of the best ways for investors to measure the future performance of OpenText’s growth going forward is to focus on both our enterprise bookings and total revenue growth performance. LOOKING AHEAD TO OUR LONG-TERM ASPIRATIONS • We intend on doubling the company through organic growth and acquisitions • We intend on being #1 in every cloud • We look to generate over $6 billion in cumulative free cash flows OpenText’s employees have delivered on another strong year of results, and I want to thank them for all their contributions. In this dynamic environment, we saw strong demand, took share and fortified an increased customer commitment to our cloud platform. OpenText’s best days are in front of us. I am an optimist, and deeply believe the future is brighter than today. The leadership at OpenText is committed to ensuring that our growth is based on inclusivity and sustainability. What an amazing time to be The Information Company, to be the company providing both a process advantage and an Information Advantage, to our customers.

I would like to thank our employees, our customers, our partners and our shareholders for their continued trust and confidence in OpenText. We are humbled and proud to help advance your mission and goals and work – and - to make OpenText and the world better for everyone. May the one that brings peace, bring peace for all. Sincerely, Mark J. Barrenechea OpenText CEO and CTO (1) Enterprise cloud bookings is defined as the total value from cloud services and subscription contracts, entered into in the fiscal year that are new, committed and incremental to our existing contracts, excluding the impact of Carbonite and Zix. (2) Please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation and “Reconciliation of selected GAAP-based mea- sures to Non-GAAP-based measures” included within our current and historical filings on Forms 10-Q, 10-K and 8-K. (3) Upper quartile is based on comparing OpenText against 170+ selected technology and software peers. A-EBITDA margin data sourced from Bloomberg (July 2022).

CONFERENCE CALL INFORMATION OpenText posted our quarterly shareholder letter and investor presentation on its Investor Relations website at http://investors.opentext.com and invites the public to listen to the earnings conference call on August 4, 2022 at 5:00 p.m. ET by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 10 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company’s website at http://investors.opentext.com/investor-events-and-presentations. A replay of the call will be available beginning August 4, 2022 at 7:00 p.m. ET through 11:59 p.m. on August 18, 2022 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 9157 followed by the number sign. Please see Appendix below for our uses of non-GAAP based financial measures and a reconciliation of U.S. GAAP-based financial measures used in this Shareholder Letter, to Non-GAAP-based financial measures. Refer to our Form 10-K or press release for a discussion of our financial results for the three and twelve months ended June 30, 2022. Note: All dollar amounts in this Appendix are in thousands of U.S. Dollars unless otherwise indicated. ABOUT OPENTEXT OpenText, The Information Company™, enables organizations to gain insight through market leading information management solutions, powered by OpenText Cloud Editions. For more information about OpenText (NASDAQ: OTEX, TSX: OTEX) visit opentext.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements in this document, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in our fiscal year ending June 30, 2023 (Fiscal 2023) on growth, future cloud growth and market share gains, future organic growth initiatives and deployment of capital, intention to maintain a dividend program, potential share repurchases pursuant to its share repurchase plans, future tax rates, new platform and product offerings and associated benefits to customers, scaling OpenText, and other matters, which may contain words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “could”, “would”, “might”, “will” and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management’s estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward- looking statements involve known and unknown risks and uncertainties such as those relating to the duration and severity of the COVID-19 pandemic, including any new strains or resurgences, as well as our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information, please contact: Harry E. Blount Senior Vice President, Global Head of Investor Relations Open Text Corporation 415-963-0825 investors@opentext.com Copyright ©2022 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/who-we-are/copyright-information.